UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 3, 2016

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

Discussions with Noteholders

In September 2016, Dynegy Inc. (“Dynegy”), the indirect parent of Illinois Power Generating Company (“Genco”), executed confidentiality agreements (the “Confidentiality Agreements”) with an ad hoc group (the “Ad Hoc Group”) of holders of senior notes issued by Genco (the “Genco Notes”).  The Confidentiality Agreements facilitated discussions between Dynegy and the Ad Hoc Group concerning a potential restructuring with respect to the Genco Notes (a “Transaction”).  The members of the Ad Hoc Group have represented to Dynegy that they and their affiliates beneficially own an aggregate of 63.7% of the outstanding principal amount of the Genco Notes.

Pursuant to the Confidentiality Agreements, Dynegy agreed that upon the occurrence of certain events or after a specified period it would disclose publicly the information set forth in the following paragraphs and the exhibits attached hereto.  The information included in this Current Report on Form 8-K is being furnished only to satisfy Dynegy’s public disclosure obligations under the Confidentiality Agreements.

Dynegy, Genco and the Ad Hoc Group have reached an agreement in principle regarding certain economic and implementation terms with respect to a Transaction, a summary of which is attached hereto as Exhibit 99.1.  The agreement in principle is not binding on any party.  Dynegy, Genco and the Ad Hoc Group intend to enter into a binding agreement (the “Support Agreement”) pursuant to which, subject to the terms and conditions thereof, Dynegy and Genco will conduct the Transaction substantially as described in Exhibit 99.1 and the Ad Hoc Group will agree to participate in such Transaction.  In addition, Dynegy, Genco and the Ad Hoc Group have agreed that the Support Agreement will provide that holders of the Genco Notes who enter into the Support Agreement on or before a date to be agreed will be paid, upon consummation of a Transaction, their pro rata share of $9,000,000 in cash, with such pro rata share determined as the proportion that the amount of Genco Notes held by such noteholder upon consummation of a Transaction bears to the aggregate amount of all Genco Notes.  In the interim, Dynegy and the Ad Hoc Group have entered into agreements providing that, prior to the earlier of the execution of the Support Agreement and October 14, 2016, the members of the Ad Hoc Group will not offer for sale, sell, transfer, pledge, assign or otherwise dispose of any of their Genco Notes or enter into any swap or other transaction that transfers the economics of their Genco Notes.  There can be no assurance that the parties will enter into the Support Agreement, that a Transaction will be conducted or that a Transaction will be consummated on the terms set forth in Exhibit 99.1, or at all.

Press Release and Investor Presentation

On October 3, 2016, Dynegy issued a press release announcing the agreement in principle regarding certain economic and implementation terms with respect to a Transaction described above. A copy of Dynegy’s October 3, 2016 press release is furnished herewith as Exhibit 99.2 and is incorporated herein by this reference. Dynegy’s management will hold an investor conference call and webcast today, October 3, 2016, at 9 a.m. ET/8 a.m. CT, to answer questions related to the potential Transaction. Participants may access the webcast from the Dynegy website.  Dynegy’s investor presentation slides will be available on the “Investor Relations” section of Dynegy’s website (www.dynegy.com) prior to the investor conference call.  The investor presentation slides include statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.

Financial and Other Information

In connection with Dynegy’s negotiations with the Ad Hoc Group and their representatives, Dynegy provided the financial and other information regarding Genco and its affiliates set forth in Exhibit 99.3 hereto, including financial forecasts, to the Ad Hoc Group and their representatives.  The financial forecasts and other information were not prepared with a view towards public disclosure.  In addition, the financial forecasts were not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”

The inclusion of the financial forecasts and other information in this report should not be regarded as an indication that Dynegy, Genco or any other person or entity considered, or now considers, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts and information remain the same as of the date of this report, and readers are cautioned not to place undue reliance on the prospective financial information or other information set forth in Exhibit 99.3 hereto.

No independent auditor of Genco or any other independent accountant has examined, compiled or performed any procedures with respect to the prospective financial information contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

The prospective financial information:

•                  is speculative by its nature and was based upon numerous expectations, beliefs, opinions and assumptions, as further described below, which are inherently uncertain and many of which are beyond the control of Dynegy, Genco and their affiliates and may not prove to be accurate;

•                  does not necessarily reflect current estimates or expectations, beliefs, opinions or assumptions that management of Dynegy, Genco and their affiliates may have about prospects for Genco’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the information was prepared;

•                  may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in the prospective financial information; and

•                  is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the prospective financial information will be achieved.

The financial and other information contained in Exhibit 99.3 contain or are forward-looking statements.  The information is not intended as public guidance and is subjective in many respects and thus subject to interpretation.  Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding day.  None of Dynegy, Genco or their affiliates can provide assurance that the financial projections will be realized and actual future financial results may vary materially from the forward-looking information.  In addition, the prospective financial information is also presented in light of various material assumptions that may not be accurate or appropriate.

Except as required by law, Dynegy and Genco do not intend to update or revise publicly any of the prospective financial or other information to reflect circumstances or other events occurring after the date the financial projections or other information were prepared or to reflect the occurrence of future events.  These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date, and the other information.  For additional information on factors that may cause actual future financial results to vary materially from the prospective financial and other information, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

The financial information contained in Exhibit 99.3 contains certain forward-looking non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the company. Reconciliations of these forward-looking measures to the most directly comparable GAAP financial measures cannot be provided without unreasonable effort.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the materials furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the prospective financial information included in Exhibit 99.3 hereto, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  All statements, other than statements of historical facts, are forward-looking statements.  Readers are cautioned not to place undue reliance on forward-looking statements.  Although Dynegy and Genco believe that in making any such forward-looking statement their expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Dynegy and Genco.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Dynegy and Genco undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for Dynegy and Genco to predict all of them; nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  As such, you should not unduly rely on such forward-looking statements.

Item 9.01      Financial Statements and Exhibits.

(d)                Exhibits:

Exhibit No.	Document

99.1	Summary of Material Terms of Proposed Transaction

99.2	Press release dated October 3, 2016

99.3	Financial and Other Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2016	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

Dated: October 3, 2016	ILLINOIS POWER GENERATING COMPANY
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Summary of Material Terms of Proposed Transaction

99.2	Press release dated October 3, 2016

99.3	Financial Information